                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

       Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

       It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

       IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                  INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY         INVESCO DYNAMIC CREDIT OPPORTUNITIES
FUNDS)                                   FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH        INVESCO HIGH INCOME 2023 TARGET TERM
SERIES)                                  FUND
AIM INTERNATIONAL MUTUAL FUNDS           INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)     INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO            INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                        OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS          INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)    INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR         INVESCO PENNSYLVANIA VALUE MUNICIPAL
FUNDS)                                   INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO            INVESCO QUALITY MUNICIPAL INCOME TRUST
TAX-EXEMPT FUNDS)                        INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO    INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)                INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO    MUNICIPALS
VARIABLE INSURANCE FUNDS)                INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME       NEW YORK MUNICIPALS
TRUST II                                 INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO BOND FUND


on behalf of the Funds listed in the
Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        ----------------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        ----------------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                           EXPIRATION
TRUST)                                WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------------  ---------------------------------------  -------------- ----------
 Invesco Strategic Real     Invesco will waive advisory fees in an
 Return Fund                   amount equal to the advisory fees
                                earned on underlying affiliated
                                          investments                  4/30/2014    06/30/2019

AIM INVESTMENT FUNDS                                                                EXPIRATION
(INVESCO INVESTMENT FUNDS             WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------------  ---------------------------------------  -------------- ----------
 Invesco Balanced-Risk      Invesco will waive advisory fees in an
 Commodity Strategy            amount equal to the advisory fees
 Fund                           earned on underlying affiliated
                                          investments                   02/24/15    06/30/2019

 Invesco Global Targeted    Invesco will waive advisory fees in an
 Returns Fund                  amount equal to the advisory fees
                                earned on underlying affiliated
                                          investments                  12/17/2013   06/30/2019

AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                                          EXPIRATION
SERIES TRUST)                         WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------------  ---------------------------------------  -------------- ----------
 Premier Portfolio          Invesco will waive advisory fees in the
                            amount of 0.07% of the Fund's average
                            daily net assets                            2/1/2011    12/31/2017

 Premier U.S.               Invesco will waive advisory fees in the
 Government Money           amount of 0.07% of the Fund's average
 Portfolio                  daily net assets                            2/1/2011    12/31/2017

 Premier Tax-Exempt         Invesco will waive advisory fees in the
 Portfolio                  amount of 0.05% of the Fund's average
                            daily net assets                           06/01/2016   12/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                        September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2019
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2019
Invesco Summit Fund                               July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                           EFFECTIVE DATE COMMITTED UNTIL
 ----                                           -------------- ---------------
 Invesco European Small Company Fund...........  July 1, 2007   June 30, 2019
 Invesco Global Core Equity Fund...............  July 1, 2007   June 30, 2019
 Invesco International Small Company Fund......  July 1, 2007   June 30, 2019
 Invesco Small Cap Equity Fund.................  July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Alternative Strategies Fund            October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                           July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund             October 14, 2014   June 30, 2019
Invesco Quality Income Fund                    February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Asia Pacific Growth Fund                 July 1, 2007     June 30, 2019
Invesco European Growth Fund                     July 1, 2007     June 30, 2019
Invesco Global Growth Fund                       July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund               August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund        June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund       July 1, 2007     June 30, 2019
Invesco International Companies Fund           December 21, 2015  June 30, 2019
Invesco International Core Equity Fund           July 1, 2007     June 30, 2019
Invesco International Growth Fund                July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund               August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                             EFFECTIVE DATE   COMMITTED UNTIL
----                                           ------------------ ---------------
Invesco All Cap Market Neutral Fund            December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/          May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                      November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                   July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund              May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/   June 14, 2010     June 30, 2019
Invesco Endeavor Fund                             July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                   July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund             December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/        December 17, 2013   June 30, 2019
Invesco Greater China Fund                        July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                 December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund   December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/      September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund        December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                  December 17, 2013   June 30, 2019
Invesco MLP Fund                                August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/             December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                    February 12, 2010   June 30, 2019
Invesco Select Companies Fund                     July 1, 2007     June 30, 2019
Invesco World Bond Fund                           July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Corporate Bond Fund                    February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2019
Invesco Government Money Market Fund             July 1, 2007     June 30, 2019
Invesco High Yield Fund                          July 1, 2007     June 30, 2019
Invesco Real Estate Fund                         July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected
  Fund                                           July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                     July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                     July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
    Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible
    Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco American Value Fund                  February 12, 2010  June 30, 2019
 Invesco Comstock Fund                        February 12, 2010  June 30, 2019
 Invesco Energy Fund                            July 1, 2007     June 30, 2019
 Invesco Dividend Income Fund                   July 1, 2007     June 30, 2019
 Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2019
 Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2019
 Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2019
 Invesco Technology Fund                        July 1, 2007     June 30, 2019
 Invesco Technology Sector Fund               February 12, 2010  June 30, 2019
 Invesco Value Opportunities Fund             February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2019
 Invesco Intermediate Term Municipal Income
   Fund                                       February 12, 2010  June 30, 2019
 Invesco Municipal Income Fund                February 12, 2010  June 30, 2019
 Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2019
 Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2019
 Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco V.I. American Franchise Fund         February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund             February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                                    December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                   February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund          February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund      July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund          February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund             February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund/8/                                    January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

  FUND                                         EFFECTIVE DATE COMMITTED UNTIL
  ----                                         -------------- ---------------
  Invesco Conservative Income Fund              July 1, 2014   June 30, 2019

                               CLOSED-END FUNDS

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II     May 15, 2012     June 30, 2019
Invesco Bond Fund                             August 26, 2015    June 30, 2019
Invesco California Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund       May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund    November 28, 20016  June 30, 2019
Invesco High Income Trust II                    May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust  August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust             May 15, 2012     June 30, 2019
Invesco Municipal Trust                         May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust        August 26, 2015    June 30, 2019
Invesco Senior Income Trust                     May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust            June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.